Rule 497(e)

File Nos. 333-144503 and 811-22091

Key Business VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated April 2, 2012

To the Prospectus dated May 1, 2011

The Board of the DWS Variable Series II: DWS Blue Chip VIP fund (“DWS Blue Chip VIP fund”) has approved a proposal by the fund’s advisor to merge into the DWS Variable Series I: DWS Growth & Income VIP fund (“DWS Growth & Income VIP fund”). The merger is expected to occur on or about April 30, 2012. As a result, on the merger date, an investment in the DWS Blue Chip VIP fund will be exchanged for an investment with an equal aggregate net asset value in the DWS Growth & Income VIP fund.

Effective on or about May 1, 2012, the DWS Growth and Income VIP fund will change its name to DWS Variable Series I: DWS Core Equity VIP fund.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated May 1, 2011. Please keep this supplement for future reference.